TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Statement of Assets and Liabilities                             8
      Portfolio of Investments in Securities                          9
      Notes to Portfolio of Investments in Securities                14
      Statement of Operations                                        15
      Statements of Changes in Net Assets                            16
      Notes to Financial Statements                                  17

=======================================================================


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.


This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.

USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

=========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International(1)                       7/11/88       19.15        13.09             -          10.60
  S&P 500 Index(4)                        5/1/96           -            -             -          16.83+
  World Growth(1)                        10/1/92       19.08            -             -          13.66


=========
  Asset Allocation
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72


=========
  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60


=========
  Income - Tax-Exempt
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18


=========
  Money Market
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.

MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax Exempt Short-Term Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.


                                INVESTMENT REVIEW

GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.
TYPES OF INVESTMENTS: Primarily dividend-paying common stocks.

                                                    7/31/96          1/31/97
Net Assets..................................     $371.8 MILLION  $562.6 MILLION
Net Asset Value Per Share  .................         $13.46          $15.89

Average Annual Total Returns as of 1/31/97

July 31, 1996 to January 31, 1997...................................22.77%+
1 Year..............................................................25.23%
Since inception on June 1, 1993.....................................17.10%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 1/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows:
S&P 500 Index - $19,158 and the USAA Growth & Income Fund - $17,895.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index, an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment
has been made for taxes payable by shareholders   on  their   reinvested
income   dividends   and  capital   gain distributions.  The performance  data
quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Fund Performance

[Photograph of R. David Ullom, CFA, Portfolio Manager appears here]

The total return for the Growth & Income Fund for the first half of the current fiscal year paralleled the S&P 500 Index,(1) as the Fund returned 22.77% versus a total return of 24.13% for the S&P. These returns have continued to exceed both our expectations and the long-term average annual returns of the market in general.(2) This is not to imply that we have altered our basic strategy for the Fund. We have and will continue to adhere to the strategy of purchasing stocks that fit our value parameters.

(1) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.

Our Strengths

Stocks related to energy showed the area of strongest appreciation. Some examples of the industries and companies include oil exploration & production (Apache Corp. and Gulf Canada Resources), domestic/international oils (Exxon, Occidental Petroleum, and Unocal), and oil well equipment & services (Halliburton). These companies exhibited strong earnings growth over the last six months, primarily due to higher oil and gas prices and a greater demand for energy services. We believe that these industries will continue to do well as energy prices remain near their current levels and the companies continue to report higher earnings.

A second area of strong share price appreciation was the financial sector. Banks (Bankers Trust, BankAmerica, and PNC Bank Corp.), brokerage firms (Dean Witter, Discover & Co.), consumer finance (Associates First Capital), property & casualty insurance (Allstate Corp., American International Group, Highlands Inc., and Everest Reinsurance Holdings), and savings and loans (Great Western Financial) comprised this sector. Each company reported continued earnings growth as a result of better loan demand, and/or continued cost cutting. Share repurchase programs also were responsible for the reported earnings growth of the banks and Dean Witter, Discover.

A third area which not only illustrated strong appreciation, but also where we increased our investment emphasis was semiconductors and semiconductor manufacturers. This group, as of the summer of 1996, was out of favor with "Wall Street." Yet some specific stocks (National Semiconductor, Applied Materials, and Silicon Valley Group) sold at low price-to-earnings ratios based on normalized returns. Although shares of these three companies have appreciated by more than 50% in the last six months, we continue to feel that substantial appreciation potential remains.

Our Impediments

Poor performing areas in the Fund included telephones (AT&T, GTE, NYNEX, and Sprint), chemicals (Dow and Union Carbide), and retailing (May Department Stores, Sears, and J.C. Penney). Investors have continued to be concerned with the impact of deregulation on both the local and long distance telephone markets. Nevertheless, most telephone companies have generated earnings growth, and it is our belief that deregulation will not have an adverse material impact on their earnings potential. Therefore, they retain their investment appeal.

Commodity chemical earnings have suffered minor declines attributable to higher feedstock costs (oil and natural gas). Disappointingly, these declines could not be fully recovered from higher chemical prices. At current valuation levels, these stocks have attractive yields and represent good values long term.

[A pie chart is shown here depicting the Portfolio Investment Diversification as of January 31, 1997 of the Growth & Income Fund to be: Intermediate Goods & Services - 26.7%, Consumer Staples - 11.8%, Capital Goods - 13.8%, Consumer Cyclicals - 16.8% and Credit Sensitive - 31.4%.]

Percentages are of Net Assets and may or may not be equal to 100%.

Our Standards

Given the recent volatility in the stock market, it seems appropriate to present some guidelines we follow in managing the Growth & Income Fund. We maintain these guidelines as qualitative parameters in selecting stocks and managing the portfolio in general.

*Stick to the Strategy: One must have an investment strategy and adhere to it to outperform over the long term. We follow a value strategy concurrent with the Fund's investment objective of capital growth and current income. We will continue to do so.

*Be Patient and Focus on the Long Term: We focus on long-term returns and therefore the portfolio has relatively low turnover.

*Trade Only When There is a Compelling Reason: All trades have two cost components - commissions and execution costs. Although commissions are quite low for the Fund, execution costs can be significant.

*Don't Act on Emotion: Experience shows that emotional decisions are seldom correct.

*Don't Rely on Market Timing: Experience has also shown that market timing does not work over the long term. Historically, market timers are not successful in every market cycle.

*Don't Base Decisions on Economic Forecasts: As with market timing, history shows that relying on economic forecasts can produce subpar returns. Economic forecasts are often incorrect and, therefore, lead to poor investment decisions.

Top 10 Holdings
(% of Net Assets)

Boeing                   2.9
B.F. Goodrich            2.2
Kimberly-Clark           1.8
Lucent Technologies      1.8
Occidental Petroleum     1.7
Gulf Canada Resources    1.7
Dean Witter, Discover    1.6
National Semiconductor   1.6
Universal Corp.          1.5
Applied Materials        1.5


Top 10 Holdings
(% of Net Assets)

Oil Related                    8.3
Telecommunications Related     6.7
Aerospace/Defense              5.1
Insurance - Property/Casualty  5.0
Retail Related                 4.9
Electronics - Semiconductors   4.4
Publishing                     4.3
Paper & Forest Products        4.1
Bank Related                   3.9
Tobacco                        3.8

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Growth & Income Fund
Statement of Assets and Liabilities

January 31, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $438,862)                  $  565,423
   Cash                                                                                             509
   Receivables:
      Capital shares sold                                                                           970
      Dividends                                                                                     612
      Securities sold                                                                             5,355
-------------------------------------------------------------------------------------------------------
         Total assets                                                                           572,869
-------------------------------------------------------------------------------------------------------
Liabilities
   Securities purchased                                                                           9,624
   Capital shares redeemed                                                                          241
   USAA Investment Management Company                                                               276
   USAA Transfer Agency Company                                                                      92
   Accounts payable and accrued expenses                                                             40
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                                       10,273
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                              $  562,596
=======================================================================================================
Represented by:
   Paid-in capital                                                                           $  430,298
   Accumulated undistributed net investment income                                                  405
   Accumulated net realized gain on investments                                                   5,332
   Net unrealized appreciation of investments                                                   126,561
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                              $  562,596
=======================================================================================================
   Capital shares outstanding                                                                    35,397
=======================================================================================================
   Net asset value, redemption price, and offering price per share                           $    15.89
=======================================================================================================


See accompanying notes to financial statements.




Growth & Income Fund
Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

                                                                                                Market
 Number                                                                                          Value
of Shares                             Security                                                   (000)
---------                             --------                                                   -----

                              Common Stocks (96.2%)
               Aerospace/Defense (5.1%)
     304,000   B.F. Goodrich Co.                                                             $   12,464
     150,000   Boeing Co.                                                                        16,069
-------------------------------------------------------------------------------------------------------
                                                                                                 28,533
-------------------------------------------------------------------------------------------------------

               Airlines (1.2%)
      85,000   AMR Corp.*                                                                         6,843
-------------------------------------------------------------------------------------------------------

               Aluminum (1.3%)
     110,000   Aluminum Co. of America                                                            7,590
-------------------------------------------------------------------------------------------------------

               Auto Parts (1.4%)
     208,000   Lear Corp.*                                                                        7,774
-------------------------------------------------------------------------------------------------------

               Automobiles (1.3%)
     230,000   Ford Motor Co.                                                                     7,389
-------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Major Regional (1.3%)
     180,000   PNC Bank Corp.                                                                     7,155
-------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Money Center (1.2%)
      81,000   Bankers Trust New York Corp.                                                       6,885
-------------------------------------------------------------------------------------------------------

               Bank Holding Companies - Other Major (1.4%)
      71,000   BankAmerica Corp.                                                                  7,925
-------------------------------------------------------------------------------------------------------

               Brokerage Firms (1.6%)
     230,000   Dean Witter, Discover & Co.                                                        8,769
-------------------------------------------------------------------------------------------------------

               Chemicals (2.9%)
      81,000   Dow Chemical Co.                                                                   6,247
     360,000   Millennium Chemicals, Inc.*                                                        7,155
      67,000   Union Carbide Corp.                                                                3,040
-------------------------------------------------------------------------------------------------------
                                                                                                 16,442
-------------------------------------------------------------------------------------------------------

               Communication - Equipment Manufacturers (1.8%)
     184,306   Lucent Technologies, Inc.                                                          9,999
-------------------------------------------------------------------------------------------------------

               Containers - Metals & Glass (1.2%)
     264,000   Ball Corp.                                                                         6,765
-------------------------------------------------------------------------------------------------------

               Drugs (1.3%)
     104,000   SmithKline Beecham plc ADR "A"                                                     7,514
-------------------------------------------------------------------------------------------------------

               Electric Power (2.2%)
     209,000   Houston Industries, Inc.                                                           4,729
     335,000   Pacific Gas & Electric Co.                                                         7,621
-------------------------------------------------------------------------------------------------------
                                                                                                 12,350
-------------------------------------------------------------------------------------------------------

               Electrical Equipment (1.2%)
     106,000   Rockwell International Corp.*                                                      6,970
-------------------------------------------------------------------------------------------------------

               Electronics - Semiconductors (4.4%)
     170,000   Applied Materials, Inc.*                                                           8,394
     315,000   National Semiconductor Corp.*                                                      8,741
     280,000   Silicon Valley Group, Inc.*                                                        7,525
-------------------------------------------------------------------------------------------------------
                                                                                                 24,660
-------------------------------------------------------------------------------------------------------

               Finance - Consumer (1.2%)
     139,300   Associates First Capital Corp.                                                     6,773
-------------------------------------------------------------------------------------------------------

               Foods (2.3%)
     195,000   Dean Foods Co.                                                                     6,143
      85,000   Ralston Purina Group                                                               6,683
-------------------------------------------------------------------------------------------------------
                                                                                                 12,826
-------------------------------------------------------------------------------------------------------

               Healthcare - HMOs (1.1%)
     330,000   Humana, Inc.*                                                                      6,270
-------------------------------------------------------------------------------------------------------

               Heavy Duty Trucks & Parts (1.3%)
     195,000   Trinova Corp.                                                                      7,507
-------------------------------------------------------------------------------------------------------

               Household Products (1.3%)
      64,000   Procter & Gamble Co.                                                               7,392
-------------------------------------------------------------------------------------------------------

               Insurance - Multi-Line Companies (1.3%)
      90,000   Aetna, Inc.                                                                        7,110
-------------------------------------------------------------------------------------------------------

               Insurance - Property/Casualty (5.0%)
     126,000   Allstate Corp.                                                                     8,284
      54,000   American International Group, Inc.                                                 6,541
     266,500   Everest Reinsurance Holdings, Inc.                                                 7,329
     253,200   Highlands Insurance Group, Inc.*                                                   5,792
-------------------------------------------------------------------------------------------------------
                                                                                                 27,946
-------------------------------------------------------------------------------------------------------
               Leisure Time (1.2%)
     259,600   Brunswick Corp.                                                                    6,522
-------------------------------------------------------------------------------------------------------

               Machinery - Diversified (2.4%)
     368,000   BW/IP, Inc.                                                                        6,210
     169,000   Deere & Co.                                                                        7,225
-------------------------------------------------------------------------------------------------------
                                                                                                 13,435
-------------------------------------------------------------------------------------------------------

               Manufacturing - Diversified Industries (1.2%)
     178,000   Hillenbrand Industries, Inc.                                                       6,898
-------------------------------------------------------------------------------------------------------

               Manufacturing - Specialized (1.4%)
     220,000   Avery Dennison Corp.                                                               8,057
-------------------------------------------------------------------------------------------------------

               Medical Products & Supplies (0.7%)
     140,000   C.R. Bard, Inc.                                                                    3,955
-------------------------------------------------------------------------------------------------------

               Metals - Miscellaneous (2.0%)
     197,000   Inco Ltd.                                                                          6,673
     165,000   Titanium Metals Corp.*                                                             4,847
-------------------------------------------------------------------------------------------------------
                                                                                                 11,520
-------------------------------------------------------------------------------------------------------
               Natural Gas Distribution - Pipelines (2.3%)
     159,000   NICOR, Inc.                                                                        5,744
     132,000   Sonat, Inc.                                                                        7,029
-------------------------------------------------------------------------------------------------------
                                                                                                 12,773
-------------------------------------------------------------------------------------------------------

               Office Equipment & Supplies (1.3%)
     125,000   Xerox Corp.                                                                        7,328
-------------------------------------------------------------------------------------------------------

               Oil - Domestic (2.8%)
     367,000   Occidental Petroleum Corp.                                                         9,359
     155,000   Unocal Corp.                                                                       6,529
-------------------------------------------------------------------------------------------------------
                                                                                                 15,888
-------------------------------------------------------------------------------------------------------

               Oil - Exploration & Production (2.8%)
     172,000   Apache Corp.                                                                       6,601
   1,148,000   Gulf Canada Resources, Ltd.*                                                       9,327
-------------------------------------------------------------------------------------------------------
                                                                                                 15,928
-------------------------------------------------------------------------------------------------------

               Oil - International (1.2%)
      66,000   Exxon Corp.                                                                        6,839
-------------------------------------------------------------------------------------------------------

               Oil Well Equipment & Service (1.5%)
     115,000   Halliburton Co.                                                                    8,323
-------------------------------------------------------------------------------------------------------

               Paper & Forest Products (4.1%)
     422,000   Jefferson Smurfit Corp.*                                                           6,594
     105,000   Kimberly-Clark Corp.                                                              10,237
     143,000   Weyerhaeuser Co.                                                                   6,507
-------------------------------------------------------------------------------------------------------
                                                                                                 23,338
-------------------------------------------------------------------------------------------------------

               Pollution Control (1.4%)
     222,000   WMX Technologies, Inc.                                                             8,131
-------------------------------------------------------------------------------------------------------

               Publishing (4.3%)
     295,000   American Greetings Corp.                                                           8,352
      94,000   Cognizant Corp.                                                                    3,020
     226,900   Dun & Bradstreet Corp.                                                             5,445
     131,600   Houghton Mifflin Co.                                                               7,123
-------------------------------------------------------------------------------------------------------
                                                                                                 23,940
-------------------------------------------------------------------------------------------------------

               Railroads (1.4%)
      89,000   Norfolk Southern Corp.                                                             7,888
-------------------------------------------------------------------------------------------------------

               Real Estate Investment Trusts (3.7%)
     139,000   Developers Diversified Realty Corp.                                                4,969
     150,000   Highwoods Properties, Inc.                                                         5,250
     140,000   Kimco Realty Corp.                                                                 4,585
     200,000   Public Storage, Inc.                                                               5,850
-------------------------------------------------------------------------------------------------------
                                                                                                 20,654
-------------------------------------------------------------------------------------------------------

               Retail - Department Stores (1.3%)
     160,000   May Department Stores Co.                                                          7,120
-------------------------------------------------------------------------------------------------------

               Retail - General Merchandising (2.7%)
     170,000   J.C. Penney Company, Inc.                                                          8,054
     144,000   Sears, Roebuck & Co.                                                               6,912
-------------------------------------------------------------------------------------------------------
                                                                                                 14,966
-------------------------------------------------------------------------------------------------------

               Retail - Specialty (0.9%)
     355,000   Phillips-Van Heusen Corp.                                                          4,793
-------------------------------------------------------------------------------------------------------

               Savings & Loan Holding Companies (1.2%)
     207,000   Great Western Financial Corp.                                                      6,546
-------------------------------------------------------------------------------------------------------

               Specialty Printing (1.4%)
     250,000   Deluxe Corp.                                                                       7,687
-------------------------------------------------------------------------------------------------------

               Telephones (4.9%)
     135,000   AT&T                                                                               5,316
     152,000   GTE Corp.                                                                          7,144
     145,000   NYNEX Corp.                                                                        7,340
     197,000   Sprint Corp.                                                                       8,028
-------------------------------------------------------------------------------------------------------
                                                                                                 27,828
-------------------------------------------------------------------------------------------------------

               Tobacco (3.8%)
      58,000   Philip Morris Companies, Inc.                                                      6,895
     186,000   RJR Nabisco Holdings Corp.                                                         6,091
     274,000   Universal Corp.                                                                    8,494
-------------------------------------------------------------------------------------------------------
                                                                                                 21,480
-------------------------------------------------------------------------------------------------------
               Total common stocks (cost: $414,663)                                             541,224
-------------------------------------------------------------------------------------------------------

                                Short-Term (4.3%)


    Principal
     Amount                                                Coupon
      (000)                                                 Rate       Maturity

               Commercial Paper
   $ 10,156    General Motors Acceptance Corp.             5.38%        2/04/97                  10,151
      6,027    Household Finance Corp.                     5.37         2/05/97                   6,023
      8,027    Prudential Funding Corp.                    5.34         2/03/97                   8,025
-------------------------------------------------------------------------------------------------------
               Total short-term (cost: $24,199)                                                  24,199
-------------------------------------------------------------------------------------------------------
               Total investments (cost: $438,862)                                            $  565,423
=======================================================================================================

----------------------
 *Non-income producing.


Growth & Income Fund
Notes to Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 4.2% of net assets at January 31, 1997.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.

Growth & Income Fund
Statement of Operations
(In Thousands)

Net investment income:
   Income (net of foreign taxes withheld of $26):
      Dividends                                       $   5,113
      Interest                                              461
---------------------------------------------------------------
         Total income                                     5,574
---------------------------------------------------------------
   Expenses:
      Management fees                                     1,397
      Transfer agent's fees                                 496
      Custodian's fees                                       50
      Postage                                                44
      Shareholder reporting fees                             14
      Directors' fees                                         2
      Registration fees                                      69
      Audit fees                                             15
      Legal fees                                              3
      Other                                                   6
---------------------------------------------------------------
         Total expenses                                   2,096
---------------------------------------------------------------
            Net investment income                         3,478
---------------------------------------------------------------
Net realized and unrealized gain on investments:

   Net realized gain                                      8,468
   Change in net unrealized appreciation/depreciation    81,413
---------------------------------------------------------------
            Net realized and unrealized gain             89,881
---------------------------------------------------------------
Increase in net assets resulting from operations      $  93,359
===============================================================


See accompanying notes to financial statements.

Growth & Income Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1997
and year ended July 31, 1996
(Unaudited)

                                                                            1/31/97             7/31/96
                                                                            -------             -------
From operations:
   Net investment income                                                 $    3,478          $    5,394
   Net realized gain on investments                                           8,468              10,781
   Change in net unrealized appreciation/depreciation
      of investments                                                         81,413              16,959
                                                                         ----------          ----------
      Increase in net assets resulting from operations                       93,359              33,134
                                                                         ----------          ----------
Distributions to shareholders from:
   Net investment income                                                     (3,505)             (5,122)
                                                                         ----------          ----------
   Net realized gains                                                       (13,136)             (2,449)
                                                                         ----------          ----------
From capital share transactions:
   Proceeds from shares sold                                                131,549             174,833
   Shares issued for dividends reinvested                                    16,286               7,355
   Cost of shares redeemed                                                  (33,758)            (44,440)
                                                                         ----------          ----------
      Increase in net assets from capital share transactions                114,077             137,748
                                                                         ----------          ----------
Net increase in net assets                                                  190,795             163,311
Net assets:
   Beginning of period                                                      371,801             208,490
                                                                         ----------          ----------
   End of period                                                         $  562,596          $  371,801
                                                                         ==========          ==========
Undistributed net investment income included in net assets:
   Beginning of period                                                   $      432          $      236
                                                                         ==========          ==========
   End of period                                                         $      405          $      432
                                                                         ==========          ==========
Change in shares outstanding:
   Shares sold                                                                8,898              13,146
   Shares issued for dividends reinvested                                     1,151                 564
   Shares redeemed                                                           (2,280)             (3,353)
                                                                         ----------          ----------
      Increase in shares outstanding                                          7,769              10,357
                                                                         ==========          ==========
Authorized shares of $.01 par value                                          50,000              50,000
                                                                         ==========          ==========

See accompanying notes to financial statements.


Growth & Income Fund
Notes to Financial Statements

January 31, 1997
(Unaudited)

(1)    Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company
Act of 1940, as  amended,   is  a  diversified,   open-end   management
investment company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)    Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3)    Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)    Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1997 were $130,135,941 and $37,674,621, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1997 was $129,212,811 and $2,651,287, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended January 31, 1997 was $16,204.

(6)    Transactions with Affiliates
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                 Six-Month                                    Ten-Month     Four-Month
                               Period Ended                                 Period Ended   Period Ended
                                January 31,        Year Ended July 31,        July 31,     September 30,
                                   1997           1996           1995           1994           1993**
                                   ----           ----           ----           ----           ----
Net asset value at
   beginning of period          $   13.46      $   12.07      $   10.36      $   10.23      $   10.00
Net investment income                 .11            .24(a)         .24(a)         .17(a)         .03
Net realized and
   unrealized gain                   2.88           1.51           1.81            .16            .20
Distributions from
   net investment income             (.11)          (.23)          (.23)          (.18)           -
Distributions of
   realized capital gains            (.45)          (.13)          (.11)          (.02)           -
                                ---------      ---------      ---------      ---------      ---------
Net asset value
   at end of period             $   15.89      $   13.46      $   12.07      $   10.36      $   10.23
                                =========      =========      =========      =========      =========
Total return (%) *                  22.77          14.68          20.30           3.28           2.30
Net assets at end
   of period (000)              $ 562,596      $ 371,801      $ 208,490      $ 134,622      $  69,606
Ratio of expenses to
   average net assets (%)             .90(b)         .95           1.01           1.12(b)        1.63(b)
Ratio of net investment
   income to average
   net assets (%)                    1.50(b)        1.84           2.21           1.95(b)        1.87(b)
Portfolio turnover (%)               8.47          16.13          19.45          13.90          10.68
Average commission
   rate paid per share+         $    .049      $    .050

(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.
** Fund commenced operations June 1, 1993.
+ Calculated by aggregating all  commissions  paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
